EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 26, 2005

Trimble Navigation Limited

(Exact name of registrant as specified in its charter)

California	0-18645	94-2802192

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

749 N. Mary Ave. Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (408) 481-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

On January 26, 2005, the Company announced its financial results for the quarter and year ended December 31, 2004.  A copy of the press release dated January 26, 2005 relating to this announcement is furnished as Exhibit 99.1.

Item 9.01           Financial Statements and Exhibits.

(c)   Exhibits

99.1     Press Release issued by Trimble Navigation Limited, January 26, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED
a California corporation

Date January 26, 2005
/s/ IRWIN KWATEK

Irwin Kwatek
Vice President